Supplement to Prospectus and Statement of Additional Information dated May 21, 1999

Waiver of Initial Sales Charges

         At the direction of the Board of Directors of the Fund, the Fund is waiving initial sales charges imposed on shares of the Fund purchased on and after November 1, 1999 until otherwise directed by the Board of Directors of the Fund.